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                                                                   EXHIBIT 17(b)

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

              Pre-Effective Amendment No.                                    [ ]

              Post-Effective Amendment No.                                   [ ]
                                       and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

     Amendment No.                                                           [ ]
                           (Check appropriate box or boxes)

                  DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND (Exact Name of Registrant as Specified in Charter)

                      c/o The Dreyfus Corporation
                      200 Park Avenue, New York, New York        10166
                      (Address of Principal Executive Offices)   (Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 922-6000

                               Daniel C. Maclean, Esq.
                                   200 Park Avenue
                              New York, New York  10166
                       (Name and Address of Agent for Service)

                                       copy to:

                                 Lewis G. Cole, Esq.
                              Stroock & Stroock & Lavan
                                   7 Hanover Square
                            New York, New York 10004-2594

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

              It is proposed that this filing will become effective (check appropriate box)

              ___     immediately upon filing pursuant to paragraph (b) of Rule
                      485
              ___     on   (date)   pursuant to paragraph (b) of Rule 485
              ___     60 days after filing pursuant to paragraph (a) of Rule
                      485
              ___     on    (date)  pursuant to paragraph (a) of Rule 485
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           CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
     ==========================================================================

                                                                Proposed              Proposed
                                                                Maximum               Maximum
       Titles of                            Amount              Offering              Aggregate            Amount of
       Securities                           Being               Price Per             Offering             Registration
       Being Registered                     Registered            Unit                  Price                   Fee
       ----------------                     ----------          ---------             --------             ------------

       Share of beneficial interest, par         *                  *                     *                $500.00
       value $.001 per share

     ==========================================================================

     * Pursuant to Regulation 270.24f2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of beneficial interest.

     ==========================================================================

              The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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